                                                                    EXHIBIT 99.2

MORGAN STANLEY
2004-SD2
May 1, 2004 Scheduled Balances
All records
1,201 records
Balance: 225,616,575


Selection Criteria: All records
Table of Contents

 1. Summary Statistics
 2. Acquisition Sources
 3. SubGroup
 4. Current Mortgage Rates (%)
 5. Range of Cut-off Date Principal Balances ($)
 6. Combined Amortized Loan-to-Value Ratio (%)
 7. Adjustment Type
 8. Product
 9. Loan Index Type
10. Range of Stated Original Terms (months)
11. Remaining Term to Stated Maturity
12. Seasoning
13. Property Type
14. Occupancy
15. Purpose
16. Documentation Level
17. Lien Position
18. FICO Score
19. Months Delinquent
20. Geographic Distribution by State
21. Geographic Distribution by Balance
22. Primary Mortgage Insurance

TOP

1. Summary Statistics

Number of Mortgage Loans: 1,201
Aggregate Principal Balance: 225,616,575.36
Maximum Balance: 1,200,000.00
Minimum Balance: 12,517.21
Average Current Balance: 187,857.27
Average Original Balance: 190,440.73
-----------------------------------------:
% FRM: 38.99
% ARM: 61.01
% Performing: 91.15
% Subperforming: 7.20
% Reperforming: 1.66
-----------------------------------------:
Weighted Average Coupon: 6.668
Weighted Average Net Coupon: 6.272
Maximum Coupon: 13.990
Minimum Coupon: 2.875
Weighted Average Margin: 4.859
Weighted Average Maximum Rate: 12.975

-----------------------------------------:
Weighted Average Months to Roll: 25.892
Weighted Average Original Term: 341
Weighted Average Stated Remaining Term: 331
Weighted Average Amortized Remaining Term: 331
Weighted Average Seasoning: 11
Weighted Average Combined Original LTV: 75.18
Weighted Average Combined Amortized LTV: 74.30
-----------------------------------------:
% First Lien: 99.2
% Second Lien: 0.8
% Cash-Out Refinance: 41.6
% Owner Occupied: 89.8
% with MI: 6.8
% with Prepay Penalty: 36.1
% BK: 1.3
% with Payment Plans: 0.3
Non-Zero Weighted Average FICO Score: 637.1

Top


2. Acquisition Sources

-------------------------------------------------------------------------------
                                                            % of
                                   Number      Total        Total        Wtd
                                     of       Current      Current       Avg
Acquisition Sources                 Loans     Balance      Balance     Coupon
-------------------------------------------------------------------------------
BofA                                 256    64,745,574        28.7       4.895
-------------------------------------------------------------------------------
Option One                           173    23,897,352       10.59       8.136
-------------------------------------------------------------------------------
Other                                324    51,499,371       22.83       8.074
-------------------------------------------------------------------------------
WaMu                                 246    43,806,970       19.42       5.842
-------------------------------------------------------------------------------
WMC                                  202    41,667,310       18.47       7.708
-------------------------------------------------------------------------------
Total:                             1,201   225,616,575         100       6.668
-------------------------------------------------------------------------------

Top



3. SubGroup

------------------------------------------------------------------------------
                                                           % of
                              Number        Total          Total        Wtd
                                of         Current        Current       Avg
SubGroup                      Loans        Balance        Balance      Coupon
------------------------------------------------------------------------------
Performing                     1,064      205,647,434       91.15       6.497
------------------------------------------------------------------------------
Reperforming                      37        3,734,392        1.66       9.773
------------------------------------------------------------------------------
Subperforming                    100       16,234,750         7.2        8.11
------------------------------------------------------------------------------
Total:                         1,201      225,616,575         100       6.668
------------------------------------------------------------------------------

Top

4. Current Mortgage Rates (%)

--------------------------------------------------------------------------------
                                                          % of
                                 Number       Total       Total        Wtd
                                  of         Current     Current       Avg
Current Mortgage Rates (%)       Loans       Balance     Balance     Coupon
-------------------------------------------------------------------------------
<= 3.500                           12        5,941,194        2.63       3.192
-------------------------------------------------------------------------------
3.501 - 4.000                      32        7,944,944        3.52       3.876
-------------------------------------------------------------------------------
4.001 - 4.500                      38       12,259,330        5.43       4.374
-------------------------------------------------------------------------------
4.501 - 5.000                      82       22,108,088         9.8       4.829
-------------------------------------------------------------------------------
5.001 - 5.500                     119       22,161,688        9.82       5.307
-------------------------------------------------------------------------------
5.501 - 6.000                     132       26,710,434       11.84       5.852
-------------------------------------------------------------------------------
6.001 - 6.500                      93       20,637,657        9.15       6.323
-------------------------------------------------------------------------------
6.501 - 7.000                      91       19,546,047        8.66       6.849
-------------------------------------------------------------------------------
7.001 - 7.500                      90       16,705,586         7.4        7.33
-------------------------------------------------------------------------------
7.501 - 8.000                     107       17,785,132        7.88       7.806
-------------------------------------------------------------------------------
8.001 - 8.500                      97       15,737,533        6.98       8.326
-------------------------------------------------------------------------------
8.501 - 9.000                     108       15,504,595        6.87        8.81
-------------------------------------------------------------------------------
9.001 - 9.500                      60        9,481,322         4.2       9.266
-------------------------------------------------------------------------------
9.501 - 10.000                     38        3,642,695        1.61       9.777
-------------------------------------------------------------------------------
10.001 - 10.500                    34        3,832,938         1.7      10.324
-------------------------------------------------------------------------------
10.501 - 11.000                    29        2,681,598        1.19      10.784
-------------------------------------------------------------------------------
11.001 - 11.500                    14        1,280,241        0.57      11.364
-------------------------------------------------------------------------------
11.501 - 12.000                     9          601,229        0.27      11.725
-------------------------------------------------------------------------------
12.001 - 12.500                     3          399,311        0.18      12.225
-------------------------------------------------------------------------------
12.501 - 13.000                    10          502,809        0.22      12.846
-------------------------------------------------------------------------------
13.001 >=                           3          152,204        0.07      13.697
-------------------------------------------------------------------------------
Total:                          1,201      225,616,575         100       6.668
-------------------------------------------------------------------------------
Minimum: 2.875
Maximum: 13.990
Weighted Average: 6.668

Top

5. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------
                                                           % of
                                Number         Total       Total         Wtd
   Range of Cut-off               of          Current     Current        Avg
Date Principal Balances ($)      Loans        Balance     Balance       Coupon
-------------------------------------------------------------------------------
1 - 25,000                         11          202,679        0.09       7.295
-------------------------------------------------------------------------------
25,001 - 50,000                    92        3,775,525        1.67       9.191
-------------------------------------------------------------------------------
50,001 - 75,000                   147        9,377,497        4.16       7.787
-------------------------------------------------------------------------------
75,001 - 100,000                  141       12,254,985        5.43        7.53
-------------------------------------------------------------------------------
100,001 - 125,000                 139       15,640,184        6.93       7.142
-------------------------------------------------------------------------------
125,001 - 150,000                 131       17,991,864        7.97       7.092
-------------------------------------------------------------------------------
150,001 - 175,000                  95       15,347,826         6.8       7.053
-------------------------------------------------------------------------------
175,001 - 200,000                  72       13,561,462        6.01       6.846
-------------------------------------------------------------------------------
200,001 - 225,000                  63       13,310,884         5.9       6.888
-------------------------------------------------------------------------------
225,001 - 250,000                  49       11,573,605        5.13       6.786
-------------------------------------------------------------------------------
250,001 - 275,000                  34        8,960,484        3.97       6.714
-------------------------------------------------------------------------------
275,001 - 300,000                  32        9,218,182        4.09       7.186
-------------------------------------------------------------------------------
300,001 - 325,000                  32       10,073,631        4.46       6.454
-------------------------------------------------------------------------------
325,001 - 350,000                  24        8,073,999        3.58       7.212
-------------------------------------------------------------------------------
350,001 - 375,000                  16        5,721,493        2.54       6.646
-------------------------------------------------------------------------------
375,001 - 400,000                  12        4,649,766        2.06       6.815
-------------------------------------------------------------------------------
400,001 - 425,000                  15        6,216,460        2.76       6.522
-------------------------------------------------------------------------------
425,001 - 450,000                  11        4,870,960        2.16       6.177
-------------------------------------------------------------------------------
450,001 - 475,000                   7        3,234,676        1.43       7.167
-------------------------------------------------------------------------------
475,001 - 500,000                  13        6,374,280        2.83       5.728
-------------------------------------------------------------------------------
500,001 - 750,000                  48       29,392,614       13.03       5.906
-------------------------------------------------------------------------------
750,001 - 1,000,000                13       11,249,021        4.99       4.602
-------------------------------------------------------------------------------
1,000,001 >=                        4        4,544,499        2.01        3.78
-------------------------------------------------------------------------------
Total:                          1,201      225,616,575         100       6.668
-------------------------------------------------------------------------------
Minimum: 12,517
Maximum: 1,200,000
Average: 187,857

Top



6. Combined Amortized Loan-to-Value Ratio (%)

-------------------------------------------------------------------------------
                                                         % of
                                 Number      Total       Total        Wtd
Combined Amortized                of        Current     Current       Avg
Loan-to-Value Ratio (%)          Loans      Balance     Balance     Coupon
-------------------------------------------------------------------------------
<= 40.00                          70        10,963,853        4.86       5.599
-------------------------------------------------------------------------------
40.01 - 45.00                     23         4,031,176        1.79        5.52
-------------------------------------------------------------------------------
45.01 - 50.00                     32         7,886,268         3.5       5.053
-------------------------------------------------------------------------------
50.01 - 55.00                     25         5,062,023        2.24       5.683
-------------------------------------------------------------------------------
55.01 - 60.00                     35         7,754,648        3.44       5.916
-------------------------------------------------------------------------------
60.01 - 65.00                     58        11,234,434        4.98       6.169
-------------------------------------------------------------------------------
65.01 - 70.00                     85        23,275,704       10.32       5.932
-------------------------------------------------------------------------------
70.01 - 75.00                    140        24,487,460       10.85         6.9
-------------------------------------------------------------------------------
75.01 - 80.00                    304        60,848,156       26.97       6.656
-------------------------------------------------------------------------------
80.01 - 85.00                    114        19,662,891        8.72       7.501
-------------------------------------------------------------------------------
85.01 - 90.00                    147        25,181,470       11.16       7.362
-------------------------------------------------------------------------------
90.01 - 95.00                     92        14,908,367        6.61       7.508
-------------------------------------------------------------------------------
95.01 - 100.00                    70         9,494,299        4.21       7.726
-------------------------------------------------------------------------------
100.01 >=                          6           825,827        0.37       8.108
-------------------------------------------------------------------------------
Total:                         1,201       225,616,575         100       6.668
-------------------------------------------------------------------------------
Minimum: 7.40
Maximum: 121.09
Weighted Average by Original Balance: 74.16
Weighted Average by Current Balance: 74.30

Top



7. Adjustment Type

-------------------------------------------------------------------------------
                                                            % of
                                 Number       Total         Total        Wtd
                                  of         Current       Current       Avg
Adjustment Type                  Loans       Balance       Balance      Coupon
--------------------------------------------------------------------------------
Fixed Rate                         564       87,966,143       38.99     6.567
--------------------------------------------------------------------------------
ARM                                637      137,650,432       61.01     6.732
--------------------------------------------------------------------------------
Total:                           1,201      225,616,575         100     6.668
--------------------------------------------------------------------------------

Top



8. Product

-------------------------------------------------------------------------------
                                                             % of
                                   Number      Total         Total        Wtd
                                     of       Current       Current       Avg
Product                             Loans     Balance       Balance     Coupon
-------------------------------------------------------------------------------
Fixed - 10 Year                      7         447,870         0.2       5.357
-------------------------------------------------------------------------------
Fixed - 15 Year                    116      16,357,647        7.25       5.394
-------------------------------------------------------------------------------
Fixed - 20 Year                     19       2,262,795           1       6.859
-------------------------------------------------------------------------------
Fixed - 25 Year                      7       1,000,219        0.44       5.807
-------------------------------------------------------------------------------
Fixed - 30 Year                    388      66,190,969       29.34       6.766
-------------------------------------------------------------------------------
Balloon - 15/30                     27       1,706,643        0.76      10.434
-------------------------------------------------------------------------------
ARM - 1 Month                       18       4,009,259        1.78       4.308
-------------------------------------------------------------------------------
ARM - 6 Month                        4         269,397        0.12      11.736
-------------------------------------------------------------------------------
ARM - 2 Year/6 Month               456      80,697,355       35.77       8.074
-------------------------------------------------------------------------------
ARM - 3 Year/6 Month                26       4,372,495        1.94       7.679
-------------------------------------------------------------------------------
ARM - 5 Year/6 Month                 2         523,225        0.23       6.666
-------------------------------------------------------------------------------
ARM - 1 Year                         2          32,051        0.01       4.945
-------------------------------------------------------------------------------
ARM - 3 Year/1 Year                 21       7,502,214        3.33       4.406
-------------------------------------------------------------------------------
ARM - 5 Year/1 Year                 55      17,752,710        7.87       4.685
-------------------------------------------------------------------------------
ARM - 7 Year/1 Year                 27       8,048,548        3.57       4.724
-------------------------------------------------------------------------------
ARM - 9 Year/1 Year                  1          46,613        0.02         4.5
-------------------------------------------------------------------------------
ARM - 15 Year/6 Month                1         133,539        0.06        8.85
-------------------------------------------------------------------------------
Interest Only Arm -
  2 Year/6 Month                     6       2,111,633        0.94       6.393
-------------------------------------------------------------------------------
Interest Only Arm -
  5 Year/1 Year                     10       6,352,241        2.82        4.69
-------------------------------------------------------------------------------
Interest Only Arm -
  10 Year/6 Month                    2       2,156,250        0.96        3.18
-------------------------------------------------------------------------------
Interest Only Arm -
  6 Month                            6       3,642,902        1.61       3.204
-------------------------------------------------------------------------------
Total:                           1,201     225,616,575         100       6.668
-------------------------------------------------------------------------------

Top



9. Loan Index Type

-------------------------------------------------------------------------------
                                                           % of
                                 Number      Total         Total         Wtd
                                  of        Current       Current        Avg
Loan Index Type                  Loans      Balance       Balance       Coupon
-------------------------------------------------------------------------------
Fixed Rate                        564       87,966,143       38.99       6.567
-------------------------------------------------------------------------------
Treasury - 1 Year                  14        2,661,626        1.18       4.961
-------------------------------------------------------------------------------
COFI - 1 Month                      6        1,240,414        0.55       5.046
-------------------------------------------------------------------------------
ARM - 1 Year LIBOR                102       37,072,751       16.43       4.618
-------------------------------------------------------------------------------
ARM - 6 Month LIBOR               503       93,906,796       41.62        7.72
-------------------------------------------------------------------------------
Monthly Treasury Average           12        2,768,845        1.23       3.977
-------------------------------------------------------------------------------
Total:                          1,201      225,616,575         100       6.668
-------------------------------------------------------------------------------

Top



10. Range of Stated Original Terms (months)

------------------------------------------------------------------------------
                                                           % of
                               Number      Total           Total         Wtd
  Range of Stated                of       Current          Current       Avg
 Original Terms (months)       Loans     Balance           Balance      Coupon
-------------------------------------------------------------------------------
61 - 120                           13          860,542        0.38       4.744
-------------------------------------------------------------------------------
121 - 180                         148       18,811,779        8.34       5.822
-------------------------------------------------------------------------------
181 - 240                          20        2,405,622        1.07       6.778
-------------------------------------------------------------------------------
241 - 300                          14        5,715,081        2.53       3.628
-------------------------------------------------------------------------------
301 - 360                       1,004      197,772,823       87.66       6.842
-------------------------------------------------------------------------------
361 >=                              2           50,728        0.02       8.454
-------------------------------------------------------------------------------
Total:                          1,201      225,616,575         100       6.668
-------------------------------------------------------------------------------
Minimum: 120
Maximum: 480
Weighted Average: 341

Top



11. Remaining Term to Stated Maturity

------------------------------------------------------------------------------
                                                            % of
                                 Number       Total         Total        Wtd
Remaining Term                     of        Current       Current       Avg
to Stated Maturity                Loans      Balance       Balance     Coupon
-------------------------------------------------------------------------------
61 - 120                            16         975,832        0.43       4.979
-------------------------------------------------------------------------------
121 - 180                          152      19,118,752        8.47       5.863
-------------------------------------------------------------------------------
181 - 240                           21       2,482,697         1.1       6.769
-------------------------------------------------------------------------------
241 - 300                           27       7,103,132        3.15       4.728
-------------------------------------------------------------------------------
301 - 360                          985     195,936,162       86.84       6.823
-------------------------------------------------------------------------------
Total:                           1,201     225,616,575         100       6.668
-------------------------------------------------------------------------------
Minimum: 66
Maximum: 358
Weighted Average: 330.5

Top

12. Seasoning

-------------------------------------------------------------------------------
                                                           % of
                                 Number      Total         Total        Wtd
                                   of       Current       Current       Avg
Seasoning                        Loans      Balance       Balance     Coupon
-------------------------------------------------------------------------------
1-12                               934     183,606,226       81.38       6.638
-------------------------------------------------------------------------------
13 - 24                            206      34,104,980       15.12       6.684
-------------------------------------------------------------------------------
25 - 36                             23       4,162,928        1.85       6.488
-------------------------------------------------------------------------------
37 - 48                              8       1,230,279        0.55       6.628
-------------------------------------------------------------------------------
49 - 60                              6         441,206         0.2        9.29
-------------------------------------------------------------------------------
61 - 72                              9         954,552        0.42       9.289
-------------------------------------------------------------------------------
73 - 84                              4         480,975        0.21       9.516
-------------------------------------------------------------------------------
85 - 96                              1          47,711        0.02       12.75
-------------------------------------------------------------------------------
97 - 108                             1          65,806        0.03       5.999
-------------------------------------------------------------------------------
121 - 132                            2         155,136        0.07        7.94
-------------------------------------------------------------------------------
157 - 168                            1         148,927        0.07           7
-------------------------------------------------------------------------------
169 - 180                            1          88,356        0.04       11.75
-------------------------------------------------------------------------------
205 - 216                            2          50,831        0.02       5.334
-------------------------------------------------------------------------------
217 - 228                            1          16,169        0.01        5.75
-------------------------------------------------------------------------------
229 - 240                            1          46,613        0.02         4.5
-------------------------------------------------------------------------------
241 - 252                            1          15,882        0.01       4.125
-------------------------------------------------------------------------------
Total:                           1,201     225,616,575         100       6.668
-------------------------------------------------------------------------------
Minimum: 2
Maximum: 241
Weighted Average: 10.7

Top



13. Property Type

------------------------------------------------------------------------------
                                                           % of
                                Number       Total         Total         Wtd
                                 of         Current       Current        Avg
Property Type                   Loans       Balance       Balance       Coupon
-------------------------------------------------------------------------------
Single Family                      924     164,942,066       73.11       6.865
-------------------------------------------------------------------------------
Planned Unit Development            72      22,266,011        9.87       5.671
-------------------------------------------------------------------------------
Condominium                        102      19,748,808        8.75       5.777
-------------------------------------------------------------------------------
2-4 Family                          78      15,925,831        7.06       7.071
-------------------------------------------------------------------------------
Co-op                                8       1,370,575        0.61       5.228
-------------------------------------------------------------------------------
Manufactured Housing                16       1,209,039        0.54       9.199
-------------------------------------------------------------------------------
Townhouse                            1         154,244        0.07       4.875
-------------------------------------------------------------------------------
Total:                           1,201     225,616,575         100       6.668
-------------------------------------------------------------------------------

Top



14. Occupancy

-------------------------------------------------------------------------------
                                                           % of
                               Number        Total         Total         Wtd
                                 of         Current       Current        Avg
Occupancy                      Loans        Balance       Balance       Coupon
-------------------------------------------------------------------------------
Primary                         1,053      202,529,238       89.77        6.71
-------------------------------------------------------------------------------
Investment                        122       15,952,710        7.07       6.725
-------------------------------------------------------------------------------
Second Home                        26        7,134,627        3.16       5.337
-------------------------------------------------------------------------------
Total:                          1,201      225,616,575         100       6.668
-------------------------------------------------------------------------------

Top



15. Purpose

-------------------------------------------------------------------------------
                                                          % of
                               Number        Total         Total        Wtd
                                 of         Current       Current       Avg
Purpose                         Loans       Balance       Balance     Coupon
-------------------------------------------------------------------------------
Refinance - Cashout               539       93,913,639       41.63       7.276
-------------------------------------------------------------------------------
Purchase                          353       67,333,716       29.84       6.681
-------------------------------------------------------------------------------
Refinance - Rate Term             305       63,607,853       28.19       5.761
-------------------------------------------------------------------------------
Construction/Permanent              4          761,368        0.34       6.173
-------------------------------------------------------------------------------
Total:                          1,201      225,616,575         100       6.668
-------------------------------------------------------------------------------

Top



16. Documentation Level

--------------------------------------------------------------------------------
                                                            % of
                                 Number       Total         Total        Wtd
                                  of         Current       Current       Avg
Documentation Level              Loans       Balance       Balance     Coupon
--------------------------------------------------------------------------------
Full Documentation                 769      143,025,299       63.39       6.638
--------------------------------------------------------------------------------
Stated Documentation               313       58,074,647       25.74       7.169
--------------------------------------------------------------------------------
Limited Documentation               55       13,617,395        6.04       5.829
--------------------------------------------------------------------------------
Streamline Documentation            46        7,319,312        3.24       5.585
--------------------------------------------------------------------------------
No Documentation                    18        3,579,923        1.59       5.123
--------------------------------------------------------------------------------
Total:                           1,201      225,616,575         100       6.668
--------------------------------------------------------------------------------

Top



17. Lien Position

-------------------------------------------------------------------------------
                                                          % of
                               Number       Total         Total        Wtd
Lien                             of        Current       Current       Avg
Position                       Loans       Balance       Balance     Coupon
-------------------------------------------------------------------------------
1st Lien                        1,171     223,725,690       99.16       6.634
-------------------------------------------------------------------------------
2nd Lien                           30       1,890,886        0.84      10.585
-------------------------------------------------------------------------------
Total:                          1,201     225,616,575         100       6.668
-------------------------------------------------------------------------------

Top



18. FICO Score

-------------------------------------------------------------------------------
                                                             % of
                                Number         Total         Total        Wtd
FICO                              of          Current       Current       Avg
Score                            Loans        Balance       Balance     Coupon
--------------------------------------------------------------------------------
NA                                   3          407,601        0.18       6.772
--------------------------------------------------------------------------------
Below 500                           82       10,417,320        4.62       8.683
--------------------------------------------------------------------------------
500 - 524                          122       17,367,532         7.7        8.36
--------------------------------------------------------------------------------
525 - 549                          146       22,388,350        9.92       8.094
--------------------------------------------------------------------------------
550 - 574                          117       19,873,090        8.81       7.796
--------------------------------------------------------------------------------
575 - 599                           81       14,734,672        6.53       7.257
--------------------------------------------------------------------------------
600 - 624                           69       11,766,297        5.22       7.409
--------------------------------------------------------------------------------
625 - 649                          107       22,683,247       10.05       6.708
--------------------------------------------------------------------------------
650 - 674                          101       20,149,644        8.93        6.09
--------------------------------------------------------------------------------
675 - 699                           77       15,296,240        6.78        5.67
--------------------------------------------------------------------------------
700 - 724                           99       25,888,335       11.47       5.314
--------------------------------------------------------------------------------
725 - 749                           72       17,866,102        7.92       5.488
--------------------------------------------------------------------------------
750 - 774                           63       15,562,098         6.9       5.043
--------------------------------------------------------------------------------
775 - 799                           56       10,487,021        4.65       5.341
--------------------------------------------------------------------------------
800 +                                6          729,027        0.32       5.444
--------------------------------------------------------------------------------
Total:                           1,201      225,616,575         100       6.668
--------------------------------------------------------------------------------
Minimum: 438
Maximum: 806
Weighted Average: 637.1

Top



19. Months Delinquent

-------------------------------------------------------------------------------
                                                            % of
                                Number         Total       Total        Wtd
Months                           of          Current      Current       Avg
Delinquent                      Loans        Balance      Balance      Coupon
-------------------------------------------------------------------------------
0                               1,064      205,647,434       91.15       6.497
-------------------------------------------------------------------------------
1                                  80       13,189,221        5.85       7.973
-------------------------------------------------------------------------------
2                                  20        3,045,529        1.35       8.706
-------------------------------------------------------------------------------
3                                   6          713,125        0.32       7.326
-------------------------------------------------------------------------------
4                                   3          374,687        0.17       8.383
-------------------------------------------------------------------------------
5                                   2          230,569         0.1      11.385
-------------------------------------------------------------------------------
6                                   1          188,311        0.08         9.9
-------------------------------------------------------------------------------
7                                   1          110,882        0.05       11.42
-------------------------------------------------------------------------------
8                                   2          241,119        0.11       10.65
-------------------------------------------------------------------------------
9                                   3          240,219        0.11      11.335
-------------------------------------------------------------------------------
10                                  1          100,097        0.04        8.99
-------------------------------------------------------------------------------
11                                  1          238,599        0.11        8.35
-------------------------------------------------------------------------------
12                                  3          350,015        0.16      10.549
-------------------------------------------------------------------------------
13                                  1          134,339        0.06        12.9
-------------------------------------------------------------------------------
14                                  1           84,193        0.04        11.6
-------------------------------------------------------------------------------
15                                  1           67,284        0.03        10.4
-------------------------------------------------------------------------------
16                                  1           77,328        0.03        12.3
-------------------------------------------------------------------------------
19                                  1           32,082        0.01        13.5
-------------------------------------------------------------------------------
21                                  1           65,806        0.03       5.999
-------------------------------------------------------------------------------
28                                  1           84,160        0.04      11.749
-------------------------------------------------------------------------------
29                                  1           51,696        0.02        11.7
-------------------------------------------------------------------------------
30                                  2          134,531        0.06       8.813
-------------------------------------------------------------------------------
31                                  1           28,153        0.01      11.625
-------------------------------------------------------------------------------
33                                  1           40,549        0.02       10.65
-------------------------------------------------------------------------------
34                                  1           61,166        0.03       13.99
-------------------------------------------------------------------------------
36                                  1           85,483        0.04       10.75
-------------------------------------------------------------------------------
Total:                          1,201      225,616,575         100       6.668
-------------------------------------------------------------------------------
Minimum: 0
Maximum: 36
Weighted Average: 0.3

Top



20. Geographic Distribution by State

------------------------------------------------------------------------------
                                                            % of
Geographic                       Number       Total         Total        Wtd
Distribution                      of         Current       Current       Avg
by State                         Loans       Balance       Balance     Coupon
-------------------------------------------------------------------------------
Alabama                             11         890,647        0.39       8.024
-------------------------------------------------------------------------------
Arizona                             27       3,847,070        1.71       6.969
-------------------------------------------------------------------------------
Arkansas                             6         791,249        0.35       5.504
-------------------------------------------------------------------------------
California                         257      69,557,727       30.83       6.141
-------------------------------------------------------------------------------
Colorado                            28       6,374,614        2.83       6.722
-------------------------------------------------------------------------------
Connecticut                         10       1,475,087        0.65       8.055
-------------------------------------------------------------------------------
Delaware                             6         500,684        0.22       9.126
-------------------------------------------------------------------------------
District of Columbia                 8       2,474,896         1.1       5.305
-------------------------------------------------------------------------------
Florida                             86      15,231,274        6.75       6.207
-------------------------------------------------------------------------------
Georgia                             35       4,930,453        2.19       7.054
-------------------------------------------------------------------------------
Hawaii                               4         908,482         0.4       7.316
-------------------------------------------------------------------------------
Idaho                                1          85,334        0.04        7.04
-------------------------------------------------------------------------------
Illinois                            46       8,228,188        3.65       7.495
-------------------------------------------------------------------------------
Indiana                             14       1,178,211        0.52       7.881
-------------------------------------------------------------------------------
Iowa                                12         867,301        0.38       7.224
-------------------------------------------------------------------------------
Kansas                              13       1,892,086        0.84       5.741
-------------------------------------------------------------------------------
Kentucky                             6         816,960        0.36       7.883
-------------------------------------------------------------------------------
Louisiana                           15       1,817,868        0.81        7.99
-------------------------------------------------------------------------------
Maine                                1         153,333        0.07         7.6
-------------------------------------------------------------------------------
Maryland                            23       4,777,429        2.12       5.924
-------------------------------------------------------------------------------
Massachusetts                       14       3,700,593        1.64       7.246
-------------------------------------------------------------------------------
Michigan                            37       4,651,641        2.06       7.883
-------------------------------------------------------------------------------
Minnesota                           17       2,590,812        1.15       7.611
-------------------------------------------------------------------------------
Mississippi                          3         181,357        0.08      10.017
-------------------------------------------------------------------------------
Missouri                            22       2,557,998        1.13       7.428
-------------------------------------------------------------------------------
Montana                              1         114,468        0.05        8.49
-------------------------------------------------------------------------------
Nebraska                             1          59,177        0.03       8.125
-------------------------------------------------------------------------------
Nevada                              19       2,617,572        1.16       6.146
-------------------------------------------------------------------------------
New Hampshire                        6       1,112,068        0.49       8.118
-------------------------------------------------------------------------------
New Jersey                          48      10,889,170        4.83       7.627
-------------------------------------------------------------------------------
New Mexico                           3         305,095        0.14       5.549
-------------------------------------------------------------------------------
New York                           138      29,615,881       13.13       6.529
-------------------------------------------------------------------------------
North Carolina                      33       5,138,208        2.28       6.498
-------------------------------------------------------------------------------
North Dakota                         1         130,456        0.06        5.25
-------------------------------------------------------------------------------
Ohio                                37       3,767,513        1.67       8.317
-------------------------------------------------------------------------------
Oklahoma                             6         906,621         0.4        6.45
-------------------------------------------------------------------------------
Oregon                               7       1,987,259        0.88       5.709
-------------------------------------------------------------------------------
Pennsylvania                        28       3,817,948        1.69       6.996
-------------------------------------------------------------------------------
Rhode Island                         2         398,940        0.18       8.354
-------------------------------------------------------------------------------
South Carolina                      18       2,649,254        1.17       6.351
-------------------------------------------------------------------------------
South Dakota                         1         142,827        0.06         5.5
-------------------------------------------------------------------------------
Tennessee                           17       1,808,930         0.8       7.787
-------------------------------------------------------------------------------
Texas                               70       8,266,865        3.66       7.489
-------------------------------------------------------------------------------
Utah                                 4         764,838        0.34        7.66
-------------------------------------------------------------------------------
Virginia                            27       5,180,043         2.3        6.28
-------------------------------------------------------------------------------
Washington                          23       4,291,994         1.9       6.759
-------------------------------------------------------------------------------
West Virginia                        2         285,780        0.13        7.47
-------------------------------------------------------------------------------
Wisconsin                            7         884,372        0.39       7.726
-------------------------------------------------------------------------------
Total:                           1,201     225,616,575         100       6.668
-------------------------------------------------------------------------------
Number of States Represented: 48

Top



21. Geographic Distribution by Balance

------------------------------------------------------------------------------
                                                             % of
Geographic                       Number      Total          Total        Wtd
Distribution                      of        Current        Current       Avg
by Balance                       Loans      Balance        Balance     Coupon
-------------------------------------------------------------------------------
California                         257      69,557,727       30.83       6.141
-------------------------------------------------------------------------------
New York                           138      29,615,881       13.13       6.529
-------------------------------------------------------------------------------
Florida                             86      15,231,274        6.75       6.207
-------------------------------------------------------------------------------
New Jersey                          48      10,889,170        4.83       7.627
-------------------------------------------------------------------------------
Texas                               70       8,266,865        3.66       7.489
-------------------------------------------------------------------------------
Illinois                            46       8,228,188        3.65       7.495
-------------------------------------------------------------------------------
Colorado                            28       6,374,614        2.83       6.722
-------------------------------------------------------------------------------
Virginia                            27       5,180,043         2.3        6.28
-------------------------------------------------------------------------------
North Carolina                      33       5,138,208        2.28       6.498
-------------------------------------------------------------------------------
Georgia                             35       4,930,453        2.19       7.054
-------------------------------------------------------------------------------
Maryland                            23       4,777,429        2.12       5.924
-------------------------------------------------------------------------------
Michigan                            37       4,651,641        2.06       7.883
-------------------------------------------------------------------------------
Washington                          23       4,291,994         1.9       6.759
-------------------------------------------------------------------------------
Arizona                             27       3,847,070        1.71       6.969
-------------------------------------------------------------------------------
Pennsylvania                        28       3,817,948        1.69       6.996
-------------------------------------------------------------------------------
Ohio                                37       3,767,513        1.67       8.317
-------------------------------------------------------------------------------
Massachusetts                       14       3,700,593        1.64       7.246
-------------------------------------------------------------------------------
South Carolina                      18       2,649,254        1.17       6.351
-------------------------------------------------------------------------------
Nevada                              19       2,617,572        1.16       6.146
-------------------------------------------------------------------------------
Minnesota                           17       2,590,812        1.15       7.611
-------------------------------------------------------------------------------
Other                              190      25,492,326        11.3       7.091
-------------------------------------------------------------------------------
Total:                           1,201     225,616,575         100       6.668
-------------------------------------------------------------------------------
Number of States Represented: 48

Top



22. Primary Mortgage Insurance

------------------------------------------------------------------------------
                                                            % of
                                Number        Total         Total        Wtd
                                  of         Current       Current       Avg
Primary Mortgage Insurance      Loans        Balance       Balance     Coupon
-------------------------------------------------------------------------------
Government Insured                  1          120,397        0.05        4.45
-------------------------------------------------------------------------------
Over 80, No PMI                   325       54,941,079       24.35       7.841
-------------------------------------------------------------------------------
Over 80, PMI                      103       15,011,378        6.65       6.231
-------------------------------------------------------------------------------
Under 80                          772      155,543,721       68.94       6.297
-------------------------------------------------------------------------------
Total:                          1,201      225,616,575         100       6.668
-------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request. With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).